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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 September 8, 1998
Date of report (date of earliest event reported)



                                 RELTEC CORPORATION
               (Exact name of registrant as specified in its charter)

          DELAWARE                     333-44277          94-3227019
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of   Commission File Number  (I.R.S. Employer
incorporation or organization)                            Identification Number)


5900 Landerbrook Drive, Suite 300, Cleveland, Ohio               44124-4019
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   (Address of Principal Executive Offices)                      (Zip Code)


                                   (440) 460-3600
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


                                   Not applicable
           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

See the press release, dated September 8, 1998, of RELTEC Corporation attached hereto as Exhibit 1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to General Instruction F of Form 8-K:

     1. Press release, dated September 8, 1998.


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             RELTEC Corporation

Date: September 21, 1998

                                             By: /s/ Valerie Gentile Sachs
                                                 -------------------------
                                             Name:  Valerie Gentile Sachs
                                             Title: Vice President, General
                                                    Counsel and Secretary


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                                   EXHIBIT INDEX

Exhibit No.    Document Description
-----------    --------------------

1.             Press release, dated September 8, 1998, of RELTEC Corporation.